VAN ECK ASIA INFRASTRUCTURE FUND
                        --------------------------------
                               1996 ANNUAL REPORT


Dear Fellow Shareholder:

We are pleased to report that the Van Eck Asia Infrastructure Fund had a total return of 17.8% for the year ended December 31, 1996 and was ranked the number one Pacific Region Fund among 38 for the period, according to Lipper Analytical Services, Inc.* Asian stock market performance for the year was decidedly mixed. Some markets, such as Hong Kong and Malaysia, recorded strong double-digit gains, while others, such as Thailand and Korea, witnessed double-digit declines. Thus, your Fund's performance was largely due to prudent country and sector allocation decisions. In August, we appointed a new portfolio manager, Mr. Timothy Chan, who is based in our Hong Kong office.** This resulted in several important portfolio developments that should serve as a strong foundation for your Fund in 1997.

In 1996, there was a flood of new issues, share placements and corporate spin-offs within the infrastructure sector. Hong Kong experienced the most activity in initial public offerings (IPOs), many of which were related to China's infrastructure projects. The performance of these issues varied greatly due to the large supply of IPOs during the period.

1996 was a good year for transportation companies, particularly road and bridge operators. CKI Holdings in Hong Kong and Litrak in Malaysia were well received by investors after coming to market in July and November, respectively. Container-port operators, such as Cosco Pacific, also fared well. However, investors were apathetic on railway company IPOs, such as Hong Kong-based Guangshen Railway.

The energy sector recorded solid gains due largely to higher energy prices. The price of crude oil increased from US $23 per barrel at the beginning of last year to US $26 per barrel by December. Coal and oil and gas exploration companies in Indonesia and Thailand were among the top performers. In light of higher energy prices, electric power plants and airline companies lost ground.

In the building materials sector, cement companies showed steady price strength across the region, particularly in Indonesia and the Philippines.

The ongoing deregulation of the telecommunications sector in every Asian country resulted in severe price and market share competition for telephone companies. Further, an increased supply of telecommunications stock exacerbated the situation as several governments initiated large placements of telecommunications shares during the year.

In 1996, the Asia Infrastructure Fund was overweighted in Hong Kong and Malaysia, two of the better performing Asian markets, and underweighted in South Korea and Thailand, two of the region's most notable underperformers. From a sector perspective, the Fund was well represented in heavy construction and engineering, building materials and energy production and distribution stocks. On balance, these sectors registered attractive investment returns for the year. Telecommunications, which underperformed significantly last year, were underrepresented in the portfolio.

In August, we began to increase the Fund's position in Hong Kong due to that market's solid fundamentals and attractive growth prospects. For the same reasons, we augmented the Fund's investments in the building materials, energy and construction and engineering sectors, while reducing the Fund's holdings in air transportation and telecommunications.

Your Fund was more highly diversified by year end as stocks were added to the portfolio, particularly since August. At December 31, approximately 15% of total assets were in cash--however, given a positive outlook on the Asian markets, we plan to invest these assets as opportunities arise in the coming months.

The Outlook

The outlook for infrastructure development in Asia remains favorable, which should translate into substan-tial long-term opportunities for investors going forward. According to the World Bank's estimation, Asia will spend US $1.5 trillion in the next decade on infrastructure projects--50% in China and 40% among Korea, Indonesia and Thailand. Singapore, which has announced plans to upgrade the quality of its air, sea and communications infrastructure, is expected to spend US $4.3 billion. Thailand will privatize its infrastructure projects (highways, the bullet train, etc.), according to the Ministry of Telecommunications and Transportation. Shanghai, China's largest city, also plans to invest US $36.1 billion between 1996 and 2000 on infrastructure projects.

The Fund expects equity financing to remain a major way to raise money for infrastructure in 1997, and thus, many new issues should provide new opportunities. A number of infrastructure-related IPOs have been scheduled for 1997, and at this time, we expect several to be part of the Fund's investment strategy in the coming year.

In regard to country selection, we intend to maintain a higher weighting to Hong Kong. Prospects for the market overall are positive, and moreover, Hong Kong's stock market is an indispensable fund-raising center for China's infrastructure projects. In terms of sector selection, we plan to continue to favor road and bridge operators as well as construction, building materials and energy companies as fundamentals remain strong.

We appreciate your participation in the Asia Infrastructure Fund and look forward to helping you meet your investment goals in the future.


    [PHOTO]                     [PHOTO]


/s/ John C. Van Eck           /s/ Timothy Chan

John C. van Eck               Timothy Chan
Chairman                      Portfolio Manager


January 30, 1997

*The Fund ranked 24th among 30 funds since its inception (8/3/94).

**Mr. Chan has 12 years of experience working in the financial markets and ten years of experience in Asia-region investment management. Before joining Van Eck, he was a portfolio manager with BZW Investment Management Ltd. in Hong Kong, and prior to BZW, he was a portfolio manager with Sun Hung Kai Fund Management Ltd.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/96
--------------------------------------------------------------------------------
Average Annual                        After Maximum          Before
Total Return                          Sales Charge*        Sales Charge
--------------------------------------------------------------------------------
A shares--Life (since 8/3/94)            (3.7)%               (1.7)%
--------------------------------------------------------------------------------
1 year                                   12.2%                 17.8%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)**         (3.8)%                 2.2%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge = 4.75%
 B shares: maximum contingent deferred sales charge = 6.00%

**Not annualized

C shares are no longer publicly offered.

                            ASIA INFRASTRUCTURE FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------


No. of Shares            Securities                               Value (Note 1)
--------------------------------------------------------------------------------
Hong Kong: 48.4%
  48,000         Cheung Kong Infrastructure                             $127,222
 280,000         CIG-WH International Holdings                            68,783
 114,000         Cosco Pacific Ltd.                                      132,652
 222,000         Guangshen Railway Co. Ltd.                               96,153
  19,000         Hong Kong Electric Holdings                              63,133
  90,000         Hopewell Holdings                                        58,181
  16,000         Hutchison Whampoa Ltd.                                  125,671
  20,000         New World Infrastructure Ltd.                            58,439
 200,000         Paul Y-ITC Construction
                 Holdings Ltd.                                            47,838
 300,000         Wai Kee Holdings Ltd.                                    62,447
  13,000         Wharf Holdings Ltd.                                      64,878
                                                                      ----------
                                                                         905,397
                                                                      ----------
Indonesia: 7.1%
  64,500         P.T. Bukaka Teknik Utama "F"                             49,153
  26,000         P.T. Medco Energi Corp. "F"                              47,332
  11,000         P.T. Semen Gresik "F"                                    35,394
                                                                      ----------
                                                                         131,879
                                                                      ----------
Malaysia: 19.0%
  25,000         Lingkaran Trans Kota Holdings+                           51,475
  30,000         Petronas Gas Bhd.
                 (Warrants expiring 8/17/2000)+                           61,176
  32,000         Renong Berhad                                            56,765
  13,000         Road Builder (M) Hldgs. Bhd                              73,609
  23,000         Sungei Way Holdings                                      68,303
   5,000         Telekom Malaysia Berhad                                  44,546
                                                                      ----------
                                                                         355,874
                                                                      ----------
Philippines: 5.7%
  29,000         First Philippine Holding (Class B)                       66,141
     750         Philippine Long Distance
                 Telephone Co.                                            41,195
                                                                      ----------
                                                                         107,336
                                                                      ----------
Singapore: 8.2%
  10,000         Singapore Airlines Ltd. "F"                              90,747
  15,000         Van der Horst Ltd.                                       62,701
                                                                      ----------
                                                                         153,448
                                                                      ----------
South Korea: 3.3%
   5,500         Dong-Ah Construction (EDR)+                            $ 57,751
     484         Dong-Ah Construction
                 (EDR) New+                                                4,777
                                                                      ----------
                                                                          62,528
                                                                      ----------

Thailand: 8.3%
   1,500         Ban Pu Coal Co. Ltd. "F"                                 27,832
  12,000         Electricity Generating
                 Public Co. "F"                                           32,744
   3,500         PTT Exploration & Production
                 Public Company "F"                                       50,479
   7,200         Tipco Asphalt Public Co. "F"                             43,783
                                                                      ----------
                                                                         154,838
                                                                      ----------
Total Stocks & Other Investments: 100%
  (Cost: $1,980,032)                                                  $1,871,300
                                                                      ==========


Summary of Investments By Industry                            % of Portfolio
--------------------------------------------------------------------------------
Airlines                                                            4.8%
Building & Construction                                             3.3%
Building Materials                                                  6.0%
Cement                                                              1.9%
Coal                                                                1.5%
Conglomerates                                                      10.2%
Electric Utilities                                                  5.1%
Engineering & Construction                                         26.6%
Holding Companies                                                   6.1%
Oil & Gas Exploration                                               8.5%
Packaging                                                           3.4%
Railroads                                                           5.1%
Real Estate                                                         3.1%
Telecommunications                                                  4.6%
Transportation                                                      9.8%
                                                                  ------
                                                                  100.00%
                                                                  ======
----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

Glossary:
EDR - European Depositary Receipt
F - Foreign registry
+ Non-income producing

                 ASIA INFRASTRUCTURE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Statement of Assets and Liabilities
December 31, 1996

Assets:
Investments at value (cost, $1,980,032) (Note 1)                      $1,871,300
Cash                                                                     350,579
Receivables:
  Capital shares sold                                                      4,259
  Securities sold                                                         35,927
  Dividends                                                                  383
  From Advisor                                                            11,015
Deferred organization cost                                                17,000
                                                                      ----------
      Total assets                                                     2,290,463
                                                                      ----------
Liabilities:
Payables:
  Securities purchased                                                    36,454
  Capital shares redeemed                                                  1,389
  Accounts payable                                                        27,530
                                                                      ----------
      Total liabilities                                                   65,373
                                                                      ----------
Net Assets                                                            $2,225,090
                                                                      ==========
Class A
Net asset value and redemption price per share
  ($2,161,331/242,427)                                                $     8.92
                                                                      ==========
Maximum offering price per share
  (NAV/(1-maximum sales commission))                                  $     9.36
                                                                      ==========
Class B
Net asset value and redemption price
 per share ($62,429/7,022) (Redemptions may
 be subject to a contingent deferred sales
 charge within the first six years of ownership)                           $8.89
                                                                      ==========
Class C
Net asset value and redemption price
 per share ($1,330/149) (Redemptions may be
 subject to a contingent deferred sales charge
 within the first year of ownership)                                       $8.90
                                                                      ==========
Net assets consist of:
  Aggregate paid in capital                                          $2,520,900
  Unrealized appreciation of investments
      and foreign currency                                             (108,831)
  Cumulative realized losses                                           (186,979)
                                                                     ----------
                                                                     $2,225,090
                                                                     ==========

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1996

Income:
Dividends (less foreign taxes withheld of $1,183)                      $ 20,178

Expenses:
Management (Note 2)                                      $ 10,958
Distribution Class A (Note 4)                               7,142
Distribution Class B (Note 4)                                 313
Administration                                              6,527
Transfer agency                                            38,618
Registration                                               18,649
Professional                                               14,249
Reports to shareholders                                     7,136
Amortization of deferred organization cost                  6,581
Trustee                                                     5,359
Custody                                                     3,186
Other                                                       4,057
                                                         --------
                                                          122,775
Expenses assumed by the Advisor (Note 2)                  (93,555)
                                                         --------
      Total expenses                                                     29,220
                                                                      ---------
      Net investment loss                                                (9,042)

Realized and Unrealized Gain (Loss)
  on Investments (Note 3)
Realized gain from security transactions                                252,653
Realized loss from foreign currency transactions                           (978)
Change in unrealized appreciation of investments
  and foreign denominated receivables and payables                      (68,686)
                                                                      ---------
Net Increase in Net Assets Resulting
  From Operations                                                     $ 173,947
                                                                      =========


Statements of Changes in Net Assets
For the Years Ended December 31, 1996 and 1995
                                                          1996          1995
                                                    ----------------------------

Increase (Decrease) in Net Assets:
  Operations:
    Net investment income (loss)                     $    (9,042)   $     4,982
    Realized gain (loss) from
      security transactions                              252,653        (80,060)
    Realized loss from foreign
      currency transactions                                 (978)        (3,516)
    Change in unrealized appreciation
      of investments and foreign
      denominated receivables and
      payables                                           (68,686)       176,494
                                                     -----------    -----------
    Increase in net assets
       resulting from operations                         173,947         97,900
                                                     -----------    -----------
  Capital share transactions:
    Net proceeds from sales of shares:
      Class A shares                                   2,292,640        948,369
      Class B shares                                      67,082             --
      Class C shares                                          --          9,523
                                                     -----------    -----------
                                                       2,359,722        957,892
                                                     -----------    -----------
    Reinvestment of dividends:
      Class A shares                                          --         19,074
      Class B shares                                          --             --
      Class C shares                                          --            325
                                                     -----------    -----------
                                                              --         19,399
                                                     -----------    -----------
    Cost of shares reacquired:
      Class A shares                                  (1,041,725)    (1,366,575)
      Class B shares                                      (5,697)            --
      Class C shares                                          --        (20,086)
                                                     -----------    -----------
                                                      (1,047,422)    (1,386,661)
                                                     -----------    -----------
    Increase (decrease) in net assets resulting
      from capital share transactions                  1,312,300       (409,370)
                                                     -----------    -----------
      Total increase (decrease) in net assets          1,486,247       (311,470)
Net Assets:
  Beginning of year                                      738,843      1,050,313
                                                     -----------    -----------
  End of year                                        $ 2,225,090    $   738,843
                                                     ===========    ===========

                            ASIA INFRASTRUCTURE FUND
--------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                                                       Class A
                                               -----------------------------------------------
                                                      Year         Year        For the Period
                                                     Ended         Ended      August 3,1994(a)
                                                 December 31,   December 31,         to
                                                     1996           1996      December 31, 1994
                                                 ------------   ------------  -----------------

Net Asset Value, Beginning of Period .........       $7.57          $7.04          $9.53
                                                     -----          -----          -----
Income from Investment Operations:
Net Investment Income (loss) .................       (0.04)          0.04+          0.18+
Net Gain (Loss) on Securities (both
  realized and unrealized) ...................        1.39           0.49          (2.50)
                                                     -----          -----          -----
Total from Investment Operations .............        1.35           0.53          (2.32)
                                                     -----          -----          -----
Dividends from Net Investment Income .........         --             --           (0.17)
                                                     -----          -----          -----
Net Asset Value, End of Period ...............       $8.92          $7.57          $7.04
                                                     =====          =====          =====
Total Return (b) .............................       17.83%          7.53%         (24.3%)
------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) ..............      $2,161           $738         $1,038
Ratio of Gross Expenses to Average
Net Assets (c) ...............................        8.03%          8.29%          2.71%
Ratio of Net Expenses to Average Net Assets ..        2.00%          1.72%          0.28%
Ratio of Net Investment Income (loss) to
  Average Net Assets .........................       (0.62%)         0.52%          1.78%*
Portfolio Turnover Rate ......................         183%            90%           147%
Average Commission Rate Paid** ...............     $0.0021

                                                    Class B                        Class C
                                                -----------------  ----------------------------------------------
                                                                                               For the Period
                                                For the Period       Year           Year      October 14,1994(a)
                                                April 24, 1996(a)    Ended          Ended           to
                                                to December 31,   December 31,   December 31,   December 31,
                                                     1996            1996           1995           1994
                                                     ----            ----           ----           ----
Net Asset Value, Beginning of Period .........       $8.70          $7.55          $7.04          $9.53
                                                     -----          -----          -----          -----
Income from Investment Operations:
Net Investment Income (loss) .................       (0.03)         (0.03)          0.05+          0.06
Net Gain (Loss) on Securities (both
  realized and unrealized) ...................        0.22           1.38           0.46          (2.36)
                                                     -----          -----          -----          -----
Total from Investment Operations .............        0.19           1.35           0.51          (2.30)
Dividends from Net Investment Income .........         --             --             --           (0.19)
                                                     -----          -----          -----          -----
Net Asset Value, End of Period ...............       $8.89          $8.90          $7.55          $7.04
                                                     =====          =====          =====          =====
Total Return (b) .............................        2.18%         17.88%          7.24%         (24.1%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) ..............         $62             $1             $1            $12
Ratio of Gross Expenses to Average
Net Assets (c) ...............................      *23.94%        *46.17%        141.85%         24.29%*
Ratio of Net Expenses to Average Net Assets ..       *2.00%         *2.00%          1.26%          1.02%*
Ratio of Net Investment Income (loss) to
  Average Net Assets .........................       (0.57%)*       (0.39%)         0.64%          4.15%*
Portfolio Turnover Rate ......................         183%           183%            90%           147%
Average Commission Rate Paid** ...............     $0.0021        $0.0021

-----------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(c) If the expenses were not assumed by the Advisor.
*   Annualized.
** For fiscal years beginning on or after September 1,1995, a fund is required to disclose its average commission rate per share for trades in which commission is charged.
+   Based on average shares outstanding.

                       See Notes to Financial Statements.

Notes to Financial Statements

Note 1 -- Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Asia Infrastructure Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. Security Valuation -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions -- Income and capital gain distributions are determined in accordance with federal income tax regulations

                            ASIA INFRASTRUCTURE FUND
--------------------------------------------------------------------------------


     which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, wash sales, and net operating losses. The effect of these differences for the year ended December 31, 1996 was a decrease in accumulated net investment loss of $9,042, a decrease in cumulative realized losses of $1,051 and a decrease in aggregate paid in capital of $10,093.

F. Deferred Organization Costs -- Deferred organization costs are being amortized over a period not exceeding five years.

Note 2 -- Van Eck Associates Corporation (the "Advisor") earned fees of $10,958 for investment management and advisory services. The fee was based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees for accounting and administrative services. The fee was based on an annual rate of .25 of 1% of the Fund's average daily net assets. AIG Asset Management, Inc., the sub-investment advisor, earned fees for investment management. The fee was based on an annual rate of .50 of 1% of the Fund's average daily net assets and was paid by the Advisor from the advisory fees it received from the Fund. On July 31, 1996, the Fund terminated its sub-investment-advisory agreement with AIG Asset Management, Inc. On August 1, 1996, the Advisor commenced management of the portfolio of investments. Van Eck Associates Corporation agreed to waive its management fees and administrative fees and to assume all expenses of the Fund in excess of 2% of average daily net assets for the period January 1, 1996 to December 31, 1996. Van Eck Securities Corporation received $4,002 for the year ended December 31, 1996 from commissions earned on sales of Class A shares after deducting $16,613 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1996 Van Eck Associates Corporation owned 100% of the outstanding shares of beneficial interest of the Fund's Class C shares. Class C shares are presently not offered for sale.

Note 3 -- Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $3,177,112 and $2,194,801, respectively, for the year ended December 31, 1996. For federal income tax purposes the cost of investments owned at December 31, 1996 was $1,981,012. At December 31, 1996, net unrealized depreciation for federal income tax purposes aggregated $109,712, of which $60,940 related to appreciated investments and $170,652 related to depreciated investments. At December 31, 1996, the Fund had $185,999 of capital loss carryforwards available to offset future capital gains, expiring December 31, 2003.

Note 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class B shares (the "Annual Limitations"). Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period August 3, 1994 (commencement of operations) through April 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The cumulative excess of distribution expenses incurred over the Annual Limitation at December 31, 1996 was $70,831 for Class A shares, $3,124 for Class B shares, and $16,737 for Class C shares.

Note 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investment may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly involved in the design, construction, development, manufacture, sales, leasing, installation or operation of, or the ownership of property in connection with infrastructure facilities, systems, products and technologies in various Asian countries.

Since the Fund may so concentrate, it may be subject to greater economic, social and political risks and market fluctuations than other more diversified domestic and foreign portfolios.

Note 6 -- Shares of Beneficial Interest Issued and Redeemed (unlimited number of $0.001 par value shares authorized):


                                                    Year Ended      Year Ended
                                                    December 31,    December 31,
                                                       1996            1995
                                                    ------------    ------------
Class A
Shares sold                                           266,545           144,304
Reinvestment of dividends                                --               2,709
                                                     --------          --------
                                                      266,545           147,013
Shares reacquired                                    (121,582)         (196,986)
                                                     --------          --------
Net increase (decrease)                               144,963           (49,973)
                                                     ========          ========


                                                  For the Period
                                                  April 24, 1996+
                                                  to December 31,
                                                       1996
                                                   -------------
Class B
Shares sold                                             7,699
Reinvestment of dividends                                --
                                                       ------
                                                        7,699
Shares reacquired                                        (677)
                                                       ------
Net increase                                            7,022
                                                       ======


                                                     Year Ended      Year Ended
                                                    December 31,    December 31,
                                                        1996            1995
                                                    ------------    ------------
Class C
Shares sold                                               --              1,475
Reinvestment of dividends                                 --                 46
                                                         -----           ------
                                                          --              1,521
Shares reacquired                                         --             (3,092)
                                                         -----           ------
Net decrease                                              --             (1,571)
                                                         =====           ======
+ Commencement of operations.

Report of Independent Accountants

To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Asia Infrastructure Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asia Infrastructure Fund series of the Van Eck Funds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period August 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 21, 1997

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.


International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.


Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


Gold Opportunity Fund

Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.


Asia Infrastructure Fund

Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.


Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.


Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO] Van Eck Global

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
http://www.vaneck.com

For account asistance please call (800) 544-4653

FX1997-0206-0114

================================================================================

                               DECEMBER 31, 1996

                                    VAN ECK

                                      ASIA

                                 INFRASTRUCTURE

                                      FUND

                                     ANNUAL

                                     REPORT

================================================================================


                             [LOGO] Van Eck Global